Exhibit 23.5




                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the reference to our firm and to our state tax opinion for Clover Leaf Bank SB in this Form SB-2 (Clover Leaf Bank, SB).


                                             \s\ RSM McGladrey, Inc.


Champaign, Illinois                          RSM McGLADREY, INC.
October 29, 2001